                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                          Pursuant to Section 13 or 15
                                     of the
                         Securities Exchange Act of 1934


                        Date of Report (date of earliest
                         event reported): March 31, 2000



                            Moyco Technologies, Inc.
             (Exact Name of Registrant as specified in its charter)



Pennsylvania                         0-4123                  23-1697233
- ---------------------          ------------          -------------------
(State or other jurisdiction      (Commission           (I.R.S. Employer
of incorporation)                 File Number)          Identification No.)



                  200 Commerce Drive, Montgomeryville, PA 18936
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code: 215-855-4300
                                                    ------------


                                      None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 4.  Change in Registrant's Certifying Accountant
         --------------------------------------------

         Arthur Andersen LLP, independent public accountants, has been the principal accountant for Moyco Technologies, Inc. (the "Registrant") since June 23, 1997. On March 31, 2000, the Company determined to terminate Arthur Andersen LLP's appointment as principal accountants of the Registrant and to engage BDO Seidman, LLP as the Registrant's independent accountants. The Registrant made this decision in order to keep accounting expenses in line with the Registrant's budget requirements. The decision to engage BDO Seidman, LLP and to terminate Arthur Andersen LLP was recommended to and approved by the Audit Committee of the Registrant's Board of Directors.

         In connection with the audits of the two fiscal years ended June 30, 1999 and the unaudited interim periods through the date of this filing, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreements.

         The audit reports of Arthur Andersen LLP on the consolidated financial statements of the Registrant for each of the years in the two-year period ended June 30, 1999, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the two fiscal years ended June 30, 1999 and the unaudited interim periods through the date of this filing, there were no "reportable events" as defined by Item 304(a)(1)(v)(A) through (D) of Regulation S-K promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

         The Registrant has requested that Arthur Andersen LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.


Item 5.  Other Matters
         -------------

         On April 6, 2000, the Registrant appointed BDO Seidman, LLP its independent public accountants. There were no disagreements with the Registrant's prior independent accountant.

         The foregoing is a summary of the press release which is attached as Exhibit A to this report and is incorporated herein by reference. The foregoing description does not purport to be complete and is qualified in its entirety by reference to Exhibit A.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         Exhibit No.                           Description
         -----------                           -----------
              *                                Letter from Arthur Andersen LLP

              A                                Press Release


-------
* To be filed by amendment.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     MOYCO TECHNOLOGIES, INC.



                                 By:  /s/ Marvin E. Sternberg
                                      -------------------------
                                      Marvin E. Sternberg
                                      President and Chief Executive Officer
                                      and Chairman of the Board




Date: April 7, 2000


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                                    Exhibit A
                                    ---------



NEWS RELEASE
April 7, 2000
Contact:  Joseph Sternberg



                         MOYCO RETAINS BDO SEIDMAN, LLP


Moyco Technologies, Inc. [MOYC: NASDAQ SmallCap] a Montgomeryville, PA manufacturer of professional dental supplies and precision abrasives, has retained BDO Seidman, LLP as its independent Auditor. Moyco has no disagreements with its prior accountants, Arthur Andersen LLP. BDO Seidman may also provide consultation and advice concerning various strategic opportunities.

BDO Seidman, LLP is an accounting and consulting organization serving the middle market since 1910. A primary focus area for the Philadelphia office of BDO Seidman is healthcare.